                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                  Heath Freeman

Address:                               777 South Flager Drive, Suite 800W
                                       West Palm Beach, FL 33401

Date of Event Requiring Statement:     05/24/2021